UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a – 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Universal Biosensors, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
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On July 14, 2020, Universal Biosensors, Inc. filed a release with the Australian Securities Exchange, a copy of which is provided below.

Universal Biosensors Inc
ARBN 121 559 993 1 Corporate Avenue
Rowville VIC 3178
Australia
Telephone +61 3 9213 9000
Facsimile +61 3 9213 9099
Email info@universalbiosensors.com www.universalbiosensors.com

14 July 2020

Notice of Change of Location of Annual General Shareholder Meeting

on 24 July 2020 (“Meeting”)

Due to the restrictions imposed by the Australian and State Governments as a result of the COVID-19 pandemic, Universal Biosensors, Inc. (the “Company”) has decided that for the health and safety of all stakeholders, and to ensure the Company can comply with the current travel and social distancing guidelines, the Meeting will be held solely by means of remote communication at https://web.lumiagm.com (Meeting ID: 383-982-337). The Meeting will still be held at 10:00 a.m. Australian Eastern Standard Time on 24 July 2020, as scheduled; however, shareholders will not be able to physically attend the Meeting in person at the Company’s offices and should instead attend and participate virtually.

The virtual meeting platform will allow shareholders attending virtually to listen to the Meeting and will also include an online facility for shareholders to submit written questions in relation to the business of the meeting and vote online in real time during the meeting.

Information regarding virtual participation at the Meeting (including how to access the Meeting and vote and submit questions online during the Meeting) is as per the attached guidelines (also available at Company’s website at http://www.universalbiosensors.com/Investor-Centre/ASX-Announcements.aspx).

We suggest shareholders allow sufficient time to log-in to the online virtual platform prior to the scheduled commencement time.

Investors can access the call by phone to listen only through the dial in details below:

Dial in number(s):	International & Sydney Local: +61 (0)280 479 393
Australia Toll-Free: 1800 093 431
Australia Toll: 0280 479 393
New Zealand Toll-Free: 0800 452 257
New Zealand Toll: +64 9 307 1606
Hong Kong Toll: +852 3005 2399
Japan Toll-Free: 0120 200 683
Singapore Toll-Free: 800 120 6856
UK Toll-Free: 0800 026 1552
Additional: https://events-ftp.arkadin.com/ev/APAC/itfs/DialinNumbers.pdf

Participant PIN:	96543070#

Universal Biosensors Inc
ARBN 121 559 993 1 Corporate Avenue
Rowville VIC 3178
Australia
Telephone +61 3 9213 9000
Facsimile +61 3 9213 9099
Email info@universalbiosensors.com www.universalbiosensors.com

Investors that call in by phone will not be able to vote or submit questions during the meeting.

Thank you for your continued support of Universal Biosensors. We look forward to the opportunity to engage with you at our 2020 Meeting.

—Ends—

Authorised for release by the Board of Universal Biosensors, Inc.

Enquiries:
Craig Coleman	John Sharman
Chairman	Chief Executive Officer
+61 (0) 481 010 348	+61 (0) 414 440 680

Online Voting User Guide

Getting Started

In order to participate in the meeting, you will need to download the App onto your smartphone device. This can be downloaded from the Google Play Store™ or the Apple® App Store by searching by app name **"Lumi AGM"**.

Alternatively, **Lumi AGM** can be accessed using any web browser on a PC, tablet or smartphone device. To use this method, please go to https://web.lumiagm.com.

To log in to the portal, you will need the following information:

Meeting ID: 383-982-337	
Australian Residents	**Username** (Boardroom internal S reference number*****) and **Password** (postcode of your registered address). **Boardroom internal S Reference number can be located on the front of your Voting Form / Proxy Card.*
Overseas Residents	Username (Boardroom internal S reference number*) and Password (three-character country code e.g. New Zealand – NZL) A full list of country codes can be found at the end of this guide.
Appointed Proxy	To receive your Username and Password, please contact our share registry, Boardroom Pty Ltd on **1300 737 760** or **+61 2 9290 9600** between 8:30am to 5:30pm (AEST) Monday to Friday.

To join the meeting, you will be required to enter the above unique 9-digit meeting ID above and select '**Join**'. To proceed to registration, you will be asked to read and accept the terms and conditions.



LUMI
Terms & Conditions
LUMI
LUMI
LUMI

If you are a Shareholder, select ‘I have a login’ and enter your Username (Boardroom internal S reference number) and Password (postcode or country code). If you are a Proxy holder you will need to enter the unique Username and Password provided by Boardroom and select ‘Login’. If you are not a Shareholder, select ‘I am a guest’. You will be asked to enter your name and email details, then select ‘Enter’. Please note, guests are not able to ask questions at the meeting. Navigating Once you have registered, you will be taken to the homepage which displays your name and meeting information. NOTE: We recommend once you have logged in, you keep your browser open for the duration of the meeting. If you close your browser you will be asked to repeat the log in process.

To ask a Question If you would like to ask a question: 1. Select the question icon 2. Compose your question. 3. Select the send icon 4. You will receive confirmation that your question has been received. The Chair will give all Shareholders a reasonable opportunity to ask questions and will endeavor to answer all questions at the Meeting. To Vote If you would like to cast a vote: 1. When the Chair declares the polls open, the resolutions and voting choices will appear. 2. Press the option corresponding with the way in which you wish to vote. 3. Once the option has been selected, the vote will appear in blue. 4. If you change your mind and wish to change your vote, you can simply press the new vote or cancel your vote at any time before the Chair closes the polls. 5. Upon conclusion of the meeting the home screen will be updated to state that the meeting is now closed. Need help? If you require any help using this system prior to or during the Meeting, please call 1300 737 760 or +61 2 9290 9600 so we can assist you

Country Codes For overseas shareholders, select your country code from the list below and enter it into the password field. ABW Aruba AFG Afghanistan AGO Angola AIA Anguilla ALA Aland Islands ALB Albania AND Andorra ANT Netherlands Antilles ARE United Arab Emirates ARG Argentina ARM Armenia ASM American Samoa ATA Antarctica ATF French Southern ATG Antigua & Barbuda AUS Australia AUT Austria AZE Azerbaijan BDI Burundi BEL Belgium BEN Benin BFA Burkina Faso BGD Bangladesh BGR Bulgaria BHR Bahrain BHS Bahamas BIH Bosnia & Herzegovina BLM St Barthelemy BLR Belarus BLZ Belize BMU Bermuda BOL Bolivia BRA Brazil BRB Barbados BRN Brunei Darussalam BTN Btn BUR Burma BVT Bouvet Island BWA Botswana CAF Central African Republic CAN Canada CCK Cocos (Keeling) Islands CHE Switzerland CHL Chile CHN China CIV Cote D’ivoire CMR Cameroon COD Democratic Republic of Congo COK Cook Islands COL Colombia COM Comoros CPV Cape Verde CRI Costa Rica CUB Cuba CYM Cayman Islands CYP Cyprus CXR Christmas Island CZE Czech Republic DEU Germany DJI Djibouti DMA Dominica DNK Denmark DOM Dominican Republic DZA Algeria ECU Ecuador EGY Egypt ERI Eritrea ESH Western Sahara ESP Spain EST Estonia ETH Ethiopia FIN Finland FJI Fiji FLK Falkland Islands (Malvinas) FRA France FRO Faroe Islands FSM Micronesia GAB Gabon GBR United Kingdom GEO Georgia GGY Guernsey GHA Ghana GIB Gibraltar GIN Guinea GLP Guadeloupe GMB Gambia GNB Guinea-Bissau GNQ Equatorial Guinea GRC Greece GRD Grenada GRL Greenland GTM Guatemala GUF French Guiana GUM Guam GUY Guyana HKG Hong Kong HMD Heard & Mcdonald Islands HND Honduras HRV Croatia HTI Haiti HUN Hungary IDN Indonesia IMN Isle Of Man IND India IOT British Indian Ocean Territory IRL Ireland IRN Iran Islamic Republic of IRQ Iraq ISM British Isles ISL Iceland ISR Israel ITA Italy JAM Jamaica JEY Jersey JOR Jordan JPN Japan KAZ Kazakhstan KEN Kenya KGZ Kyrgyzstan KHM Cambodia KIR Kiribati KNA St Kitts And Nevis KOR Korea Republic of KWT Kuwait LAO Lao Pdr LBN Lebanon LBR Liberia LBY Libyan Arab Jamahiriya LCA St Lucia LIE Liechtenstein LKA Sri Lanka LSO Lesotho LTU Lithuania LUX Luxembourg LVA Latvia MAC Macao MAF St Martin MAR Morocco MCO Monaco MDA Republic Of Moldova MDG Madagascar MDV Maldives MEX Mexico MHL Marshall Islands MKD Macedonia Former Yugoslav Rep MLI Mali MLT Mauritania MMR Myanmar MNE Montenegro MNG Mongolia MNP Northern Mariana Islands MOZ Mozambique MRT Mauritania MSR Montserrat MTQ Martinique MUS Mauritius MWI Malawi MYS Malaysia MYT Mayotte NAM Namibia NCL New Caledonia NER Niger NFK Norfolk Island NGA Nigeria NIC Nicaragua NIU Niue NLD Netherlands NOR Norway Montenegro NPL Nepal NRU Nauru NZL New Zealand OMN Oman PAK Pakistan PAN Panama PCN Pitcairn Islands PER Peru PHL Philippines PLW Palau PNG Papua New Guinea POL Poland PRI Puerto Rico PRK Korea Dem Peoples Republic of PRT Portugal PRY Paraguay PSE Palestinian Territory Occupied PYF French Polynesia QAT Qatar Re REU Reunion ROU Romania RUS Russian Federation RWA Rwanda SAU Saudi Arabia Kingdom Of SDN Sudan SEN Senegal SGP Singapore SGS Sth Georgia & Sth Sandwich Isl SHN St Helena SJM Svalbard & Jan Mayen SLB Solomon Islands SCG Serbia & Outlying SLE Sierra Leone SLV El Salvador SMR San Marino SOM Somalia SPM St Pierre And Miquelon SRB Serbia STP Sao Tome And Principe SUR Suriname SVK Slovakia SVN Slovenia SWE Sweden SWZ Swaziland SYC Seychelles SYR Syrian Arab Republic TCA Turks & Caicos Islands TCD Chad TGO Togo THA Thailand TJK Tajikistan TKL Tokelau TKM Turkmenistan TLS East Timor TMP East Timor TON Tonga TTO Trinidad & Tobago TUN Tunisia TUR Turkey TUV Tuvalu TWN Taiwan TZA Tanzania United Republic of UGA Uganda UKR Ukraine UMI United States Minor URY Uruguay USA United States of America UZB Uzbekistan VNM Vietnam VUT Vanuatu WLF Wallis & Futuna WSM Samoa YEM Yemen YMD Yemen Democratic YUG Yugoslavia Socialist Fed Rep ZAF South Africa ZAR Zaire ZMB Zambia ZWE Zimbabwe